Aptus Behavioral Momentum ETF
(BEMO)
Listed on BATS Exchange, Inc.

PROSPECTUS

May 31, 2016
as supplemented July 6, 2016

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Aptus Behavioral Momentum ETF

TABLE OF CONTENTS

Aptus Behavioral Momentum ETF Summary	2
Additional Information About The Fund	5
Portfolio Holdings Information	8
Management	8
How To Buy And Sell Shares	9
Dividends, Distributions And Taxes	11
Distribution	12
Premium/Discount Information	12
Additional Notices	12
Financial Highlights	13

Aptus Behavioral Momentum ETF Summary

Investment Objective
The Aptus Behavioral Momentum ETF (the "Fund") seeks to track the performance, before fees and expenses, of the Aptus Behavioral Momentum Index (the "Index").

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.79%

* Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategy

The Fund uses a "passive management" (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Aptus Capital Advisors, LLC, the Fund's investment adviser ("Aptus" or the "Adviser") and index provider.

Aptus Behavioral Momentum Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs 100% of its exposure to either (i) the common stock of approximately 25 U.S.-listed companies based on momentum and investor behavior (described further below) ("Equity Exposure") or (ii) shares of one or more exchange traded funds ("ETFs") that principally track the performance of 7–10 year U.S. Treasury notes ("Treasury Exposure").

For its Equity Exposure, the Index ranks U.S. mid- and large-capitalization companies based on momentum and investor behavior. Momentum is measured based on the 26-week total return performance of each company's common stock, and investor behavior is measured by looking at the price of a company's common stock relative to its peak (i.e., highest) price over the last year. The top 25 companies based on a 50/50 combination of the above factors are included in the Index for its Equity Exposure, subject to a maximum 30% sector weighting limit at each reconstitution date. In instances where the 30% sector weighting limit would be exceeded, the lowest ranking member of that sector in the Index is removed from the Index and replaced with the highest ranked company not already included in the Index and from another sector until the Index no longer has any sector weighted more than 30%.
The Index is reconstituted every four weeks based on data as of the third business day prior to the reconstitution date. The Index will maintain its Equity Exposure until the data for a reconstitution date shows a 10% drawdown (i.e., decline in value from a recent peak value) in a broad-based U.S. equity market index (or an ETF that tracks such index), which triggers the Index to switch to its Treasury Exposure on such reconstitution date. Once in Treasury Exposure mode, the Index will return to its Equity Exposure on a subsequent reconstitution date when the data for such reconstitution date shows the U.S. equity market above its moving average for a recent period.

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At the Index's inception and each time it switches from Treasury Exposure to Equity Exposure, the Index constituents are equal-weighted. In connection with each other reconstitution date (i.e., when the Index maintains its Equity Exposure mode for consecutive 4-week periods), Index constituents that are not removed from the Index maintain their current weight. However, Index constituents that are added to the Index receive a 4% weight, and the remaining constituents will have their weights increased or reduced proportionate to their current Index weighting to adjust for the 4% weighting for any new constituents.

Additionally, to reduce turnover, an Index constituent will only be removed from the Index (and a new constituent will only be added to replace it) in connection with a reconstitution if the current constituent's ranking has fallen out of the top 60 % of U.S. mid- and large-cap companies ranked by the Index.

The Index was developed by the Adviser in 2015 in anticipation of the commencement of operations of the Fund. Additional information regarding the Index, including its value, is available on the website of the Index calculation agent at www.solactive.com.

The Fund's Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund's total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a "replication" strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a "representative sampling" strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund's sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund's sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of March 7, 2016, the Index was concentrated in the group of food and beverage industries.

Principal Investment Risks

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund's net asset value per share ("NAV"), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund's Prospectus, titled "Additional Information About the Fund—Principal Investment Risks."

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Behavioral Momentum Investing Risk. The behavioral momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum or proximity to price peaks are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer. Similarly, investor behavior and investor perceptions of the value of a company may turn quickly, and stocks that have recently set multiple price peaks may not continue to do so, may be considered overvalued, and may decline faster than other investments.

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Concentration Risk. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy.

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Consumer Staples Sector Risk. Companies in the consumer staples sector, including those in the food and beverage industries, may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing campaigns, competition, and government regulations.

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Equity Market Risk. The equity securities held in the Fund's portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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Fixed Income Risk. The value of the Fund's indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

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Government Obligations Risk. The Fund may invest indirectly in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

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Hedging Risk. Because the Index is only rebalanced every four weeks, the Index, and consequently the Fund, may maintain their Equity Exposure during steep or gradual market downturns and during periods when equity securities significantly underperform fixed income securities. Similarly, the Index, and consequently the Fund, may maintain their Treasury Exposure during periods when the equity market significantly outperforms fixed income instruments. There can be no assurance that the Fund's strategy will protect the Fund against losses, and such strategy may cause the Fund to fail to capture upside performance of equity securities.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund's volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund's performance.

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No Operating History. The Fund is a recently organized, non-diversified management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

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Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

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Passive Investment Risk. The Fund is not actively managed, and the Fund's sub-adviser would not sell shares of an equity security or ETF due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund's NAV, there may be times when the market price of the Fund's shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Fund's shares or during periods of market volatility.

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Smaller-Companies Risk. The Fund may invest in the securities of smaller-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of smaller-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Smaller-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

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Performance

The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Performance information is also available on the Fund's website at www.aptusfund.com.

Management

Investment Adviser and Sub-Adviser
Aptus Capital Advisors, LLC serves as investment adviser to the Fund.
Penserra Capital Management LLC ("Penserra" or the "Sub-Adviser") serves as sub-adviser to the Fund.

Portfolio Managers

Dustin Lewellyn, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2016.
Ernesto Tong, CFA, Managing Director of Penserra, has been a portfolio manager of the Fund since its inception in 2016.
Anand Desai, Associate of Penserra, has been a portfolio manager of the Fund since its inception in 2016.
Purchase and Sale of Fund Shares

Shares of the Fund are listed on a national securities exchange, such as BATS Exchange, Inc. (the "Exchange"), and most investors will buy and sell shares of the Fund through brokers at market prices, rather than NAV. Because the shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks known as "Creation Units," which only Authorized Participants ("APs") (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the "Deposit Securities") and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account ("IRA") or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an "Intermediary"), the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary's website for more information.

Additional Information About The Fund

Investment Objective. The Fund's investment objective is a non-fundamental investment policy and may be changed without shareholder approval.

Additional Information About the Index. Although the Index may include mid- and large-capitalization companies, the Adviser expects that the Index will primarily include large-capitalization companies.

The Index is calculated by an independent third-party that is not affiliated with the Fund, the Adviser, the Sub-Adviser, or the Fund's distributor. Solactive AG (the "Index Calculation Agent") provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.

Additional Information About the Fund's Principal Risks. This section provides additional information regarding the principal risks described in the Fund Summary above. Each of the factors below could have a negative impact on the Fund's performance and trading prices. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Behavioral Momentum Investing Risk. The behavioral momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum or proximity to price peaks are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer. Similarly, investor behavior and investor perceptions of the value of a company may turn quickly, and stocks that have recently set multiple price peaks may not continue to do so, may be considered overvalued, and may decline faster than other investments.

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Concentration Risk. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy.

o
Consumer Staples Sector Risk. Companies in the consumer staples sector, including those in the food and beverage industries, may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials.

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Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

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Fixed Income Risk. The value of indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

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Government Obligations Risk. The Fund may invest in ETFs that invest in securities issued by the U.S. government. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending.  On November 2, 2015, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2015, which suspends the statutory debt limit through March 15, 2017.  Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

•	Market Capitalization Risk

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Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund's volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund's performance.

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No Operating History. The Fund is a recently organized, non-diversified management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

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Other Investment Companies Risk. The Fund may invest in shares of investment companies, such as ETFs. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund's fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund's operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. Additionally, there may not be an active trading market available for shares of some ETFs. Shares of an ETF may also may trade in the market at a premium or discount to its NAV.

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Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund's performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund's NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more (or less) than NAV intra-day when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index. To the extent the Fund uses a representative sampling strategy to achieve its investment objective, such strategy generally can be expected to produce a greater tracking error risk.

Additional Information About the Fund's Non-Principal Risks. This section provides additional information regarding certain non-principal risks of investing in the Fund. Each of the factors below could have a negative impact on the Fund's performance and trading prices.

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Trading. Although the Fund's shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%., 13% and 20%). Additional rules applicable to the Exchange may halt trading in Fund shares when extraordinary volatility causes sudden, significant swings in the market price of Fund shares. There can be no assurance that Fund shares will trade with any volume, or at all, on any stock exchange.

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Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy shares (the "bid" price) and the price at which an investor is willing to sell shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund's shares have more trading volume and market liquidity and higher if the Fund's shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Portfolio Holdings Information

Information about the Fund's daily portfolio holdings is available at www. aptusfund.com. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information ("SAI").

Management

Investment Adviser

Aptus serves as the investment adviser and index provider and has overall responsibility for the general management and administration of the Fund. Aptus is a registered investment adviser with offices located at 407 Johnson Avenue, Fairhope, Alabama 36532, that provides investment advisory services to separately managed accounts, as well as the Fund. Aptus also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, distribution, and all other services necessary for the Fund to operate. The Adviser provides oversight of the Sub-Adviser, monitoring of the Sub-Adviser's buying and selling of securities for the Fund, and review of the Sub-Adviser's performance. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.79% of the Fund's average daily net assets.

Under the Investment Advisory Agreement, Aptus has agreed to pay all expenses of the Fund, except for: the fee paid to Aptus pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b‑1) fees and expenses. The Adviser, in turn, compensates the Sub-Adviser from the management fee the Adviser receives.

The basis for the Board's approval of the Fund's Investment Advisory Agreement will be available in the Fund's first Semi-Annual or Annual Report to Shareholders.

Sub-Adviser

The Adviser has retained Penserra Capital Management LLC ("Penserra") to serve as sub-adviser for the Fund. Penserra is responsible for the day-to-day management of the Fund. The Sub-Adviser is a registered investment adviser and New York limited liability company. The Sub-Adviser's principal office is located at 140 Broadway, 46th Floor, New York, New York 10005. Penserra provides investment management services to investment companies and other investment advisers. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser based on the daily net assets of the Fund of 0.05% of the Fund's average daily net assets, subject to a minimum annual fee of $20,000.

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The basis for the Board's approval of the Fund's Sub-Advisory Agreement will be available in the Fund's first Semi-Annual or Annual Report to Shareholders.

Portfolio Managers

Dustin Lewellyn, CFA, Managing Director of the Sub-Adviser, Ernesto Tong, CFA, Managing Director of the Sub-Adviser and Anand Desai are the Fund's portfolio managers (the "Portfolio Managers") and are jointly responsible for the day to day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Mr. Lewellyn has been a Managing Director with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. ("CSIM"), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio accounting and portfolio management at a large asset management firm for more than 6 years.

Mr. Tong has been a Managing Director with Penserra since 2015.  Prior to joining Penserra, Mr. Tong spent seven years as a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm's index research group.

Mr. Desai has been an Associate with Penserra since 2015. Prior to joining Penserra, Mr. Desai spent five years as a portfolio fund accountant at State Street.

The Fund's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the Fund.

How To Buy And Sell Shares

The Fund issues and redeems shares at NAV only in Creation Units. Only APs may acquire shares directly from the Fund, and only APs may tender their shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Fund shares trade in the secondary market in amounts less than a Creation Unit.

Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Fund shares, and receive less than NAV when you sell those shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning Fund shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. DTC's participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of Fund shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" through your brokerage account.

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Share Trading Prices on the Exchange

Trading prices of shares of the Fund on the Exchange may differ from the Fund's daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Fund shares. To provide additional information regarding the indicative value of Fund shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for Fund shares as calculated by an information provider or market data vendor. The Fund is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs. The basket of Deposit Securities does not necessarily reflect the precise composition of the current Fund portfolio at a particular point in time and the IIV based on that basket may not represent the best possible valuation of the Fund's portfolio. Therefore, the IIV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Fund shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem shares directly with the Fund, are an essential part of the ETF process and help keep Fund share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of NAV

The Fund's NAV is calculated as of the close of regular trading on the Exchange, generally 4:00 p.m. Eastern Time, each day the Exchange is open for business. The NAV is calculated by dividing the Fund's net assets by its shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below).

Fair Value Pricing

The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not "readily available" or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security's primary pricing source is unable or unwilling to provide a price; (iii) when a security's primary trading market is closed during regular market hours; or (iv) when a security's value is materially affected by events occurring after the close of the security's primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer's business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or Sub-Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser and the Fund, including that such investment companies enter into an agreement with the Fund.

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Dividends, Distributions And Taxes

Dividends and Distributions

The Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Fund is authorized to declare and pay capital gain distributions in shares of the Fund or in cash. Distributions in cash may be reinvested automatically in additional whole shares of the Fund only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

As with any investment, you should consider how your investment in Fund shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Fund shares.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions; (ii) you sell your Fund shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses.  Distributions of the Fund's net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains, which for noncorporate shareholders are subject to tax at reduced rates.  Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by the Fund as "qualified dividend income" are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their "net investment income," which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of Fund shares).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Fund shares' NAV when you purchased your Fund shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Fund shares generally is treated as a long-term capital gain or loss if the Fund shares have been held for more than one year and as a short-term capital gain or loss if the Fund shares have been held for one year or less. However, any capital loss on a sale of Fund shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Fund shares.  The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP's aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP's basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that an AP who does not mark-to-market its holdings may not be permitted to currently deduct losses upon an exchange of securities for Creation Units under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Fund shares have been held for more than one year and as a short-term capital gain or loss if the Fund shares have been held for one year or less.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled "Federal Income Taxes" in the SAI.

Distribution

The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Premium/Discount Information

The Fund is new and therefore does not have any information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund.

Additional Notices

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Index or the ability of the Index identified herein to track the performance of its constituent securities. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index, nor in the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

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The Exchange does not guarantee the accuracy and/or the completeness of the Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares, or any other person or entity from the use of the Index or the data included therein. The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Adviser, the Exchange and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. The Fund and the Adviser do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation. The Index Calculation Agent maintains and calculates the Index used by the Fund. The Index Calculation Agent shall have no liability for any errors or omissions in calculating the Index.

Financial Highlights
Financial information for the Fund will be available after the Fund has completed a fiscal year of operations.

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Aptus Behavioral Momentum ETF

Adviser	Aptus Capital Advisors, LLC 407 Johnson Avenue Fairhope, Alabama 36532	Sub-Adviser	Penserra Capital Management LLC 140 Broadway, 26th Floor New York, New York 10005
Transfer Agent, Fund Accountant, and Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Index Receipt Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212	Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 1350 Euclid Ave, Suite 800 Cleveland, Ohio 44115	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, DC 20004-2541

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund's SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance after the first fiscal year the Fund is in operation.

You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Aptus Behavioral Momentum ETF, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-617-0004.

You may review and copy information including the Fund's reports and SAI at the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-1520. You may obtain information on the operation of the Public Reference Room by calling (202) 551‑8090. Shareholder reports and other information about the Fund are also available:

•	Free of charge from the SEC's EDGAR database on the SEC's website at http://www.sec.gov; or
•	Free of charge from the Fund's Internet web site at www.aptusfund.com; or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-1520; or
•	For a fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-22668)

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